                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549

                               _________________


                                   FORM T-1

                   STATEMENT OF ELIGIBILITY UNDER THE TRUST
                    INDENTURE ACT OF 1939 OF A CORPORATION
                         DESIGNATED TO ACT AS TRUSTEE

             CHECK IF AN APPLICATION TO DETERMINE ELIGIBILITY OF A
              TRUSTEE PURSUANT TO SECTION 305(b)(2) ____________
                               _________________

                             THE BANK OF NEW YORK
              (Exact name of trustee as specified in its charter)


         New York                                           13-5160382
     (Jurisdiction of incorporation                      (I.R.S. Employer
     if not a U.S. national bank)                     Identification No.)

48 Wall Street, New York, New York                                        10286
(Address of principal executive offices)                             (Zip code)
                               _________________

                         PIERCE LEAHY COMMAND COMPANY
              (Exact name of obligor as specified in its charter)


             Nova Scotia                                      N/A
      (State or other jurisdiction                       (I.R.S. Employer
   of incorporation or organization)                    Identification No.)

              Suite 800
        1959 Upper Water Street
              P.O. Box 997
         Halifax, Nova Scotia
                Canada                                      B3J 2X2
(Address of principal executive offices)                   (Zip code)
                               _________________

                              PIERCE LEAHY CORP.
              (Exact name of obligor as specified in its charter)


             Pennsylvania                                   23-2588479
      (State or other jurisdiction                      (I.R.S. Employer
    of incorporation or organization)                   Identification No.)

           631 Park Avenue
    King of Prussia, Pennsylvania                             19406
(Address of principal executive offices)                    (Zip code)
                               _________________

                              ADVANCED BOX, INC.
              (Exact name of obligor as specified in its charter)


               Delaware                                       52-2045727
      (State or other jurisdiction                       (I.R.S. Employer
   of incorporation or organization)                    Identification No.)

           900 Market Street
               Suite 2000
      Wilmington, New Castle County
               Delaware                                         19801
(Address of principal executive offices)                      (Zip code)
                               _________________

                               MONARCH BOX, INC.
              (Exact name of obligor as specified in its charter)


                  Delaware                                    52-2045728
        (State or other jurisdiction                       (I.R.S. Employer
    of incorporation or organization)                    Identification No.)

                  Suite 2000
               900 Market Street
         Wilmington, New Castle County
                   Delaware                                       19801
    (Address of principal executive offices)                    (Zip code)
                               _________________

                               ARCHIVEX LIMITED
              (Exact name of obligor as specified in its charter)


          Nova Scotia                                             N/A
      (State or other jurisdiction                       (I.R.S. Employer
   of incorporation or organization)                    Identification No.)

             Suite 900
        1959 Upper Water Street
            P.O. Box 997
         Halifax, Nova Scotia
              Canada                                           B3J 2X2
 (Address of principal executive offices)                    (Zip code)
                               _________________

                         8 1/8% SENIOR NOTES DUE 2008
                      (Title of the indenture securities)

ITEM 1.   GENERAL INFORMATION.*

          Furnish the following information as to the Trustee:

   (a) Name and address of each examining or supervising authority to which it is subject.

Superintendent of Banks of the           2 Rector Street, New York, N.Y. 10006
  State of New York                        and Albany, N.Y. 12203
Federal Reserve Bank of New York         33 Liberty Plaza, New York, N.Y. 10045
Federal Deposit Insurance Corporation    550 17th Street, N.W., Washington, D.C. 20429
New York Clearing House Association      New York, N.Y. 10005

   (b)    Whether it is authorized to exercise corporate trust powers.

          Yes.

ITEM 2.   AFFILIATIONS WITH OBLIGOR.

          If the obligor is an affiliate of the trustee, describe each such affiliation.

          None. (See Note on page 2.)

ITEM 16.  LIST OF EXHIBITS.

          Exhibits identified in parentheses below, on file with the Commission, are incorporated herein by reference as an exhibit hereto, pursuant to Rule 7a-29 under the Trust Indenture Act of 1939 (the "Act") and Rule 24 of the Commission's Rules of Practice.

          1. - A copy of the Organization Certificate of The Bank of New York (formerly Irving Trust Company) as now in effect, which contains the authority to commence business and a grant of powers to exercise corporate trust powers. (Exhibit 1 to Amendment No. 1 to Form T-1 filed with Registration Statement No. 33-6215, Exhibits 1a and 1b to Form T-1 filed with Registration Statement No. 33-21672 and Exhibit 1 to Form T-1 filed with Registration Statement No. 33-29637.)

          4. - A copy of the existing By-laws of the Trustee. (Exhibit 4 to Form T-1 filed with Registration Statement No. 33-31019.)

          6. - The consent of the Trustee required by Section 321(b) of the Act. (Exhibit 6 to Form T-1 filed with Registration Statement No. 33-44051.)

          7. - A copy of the latest report of condition of the Trustee published pursuant to law or to the requirements of its supervising or examining authority.

----------------
    *Pursuant to General Instruction B, the Trustee has responded only to Items 1, 2 and 16 of this form since to the best of the knowledge of the Trustee the obligor is not in default under any indenture under which the Trustee is a trustee.

                                      NOTE

     Inasmuch as this Form T-1 is being filed prior to the ascertainment by the Trustee of all facts on which to base a responsive answer to Item 2, the answer to said Item is based on incomplete information.

     Item 2 may, however, be considered as correct unless amended by an amendment to this Form T-1.


                                   SIGNATURE

     Pursuant to the requirements of the Act, the Trustee, The Bank of New York, a corporation organized and existing under the laws of the State of New York, has duly caused this statement of eligibility to be signed on its behalf by the undersigned, thereunto duly authorized, all in The City of New York, and State of New York, on the 2nd day of June, 1998.


                                                  THE BANK OF NEW YORK


                                                  By: /s/ LUCILLE FIRRINCIELI
                                                     ------------------------
                                                          Lucille Firrincieli
                                                            Vice President

                                                      EXHIBIT 7
                                                    (Page 1 of 3)

                      Consolidated Report of Condition of
                              THE BANK OF NEW YORK
                    of 48 Wall Street, New York, N.Y. 10286

  And Foreign and Domestic Subsidiaries, a member of the Federal Reserve System, at the close of business December 31, 1997, published in accordance with a call made by the Federal Reserve Bank of this District pursuant to the provisions of the Federal Reserve Act.

                                            Dollar Amounts
ASSETS                                       in Thousands
------                                      --------------

Cash and balances due from
  depository institutions:
  Noninterest-bearing balances
    and currency and coin..................... $ 5,742,986
  Interest-bearing balances...................   1,342,769
Securities:
  Held-to-maturity securities.................   1,099,736
  Available-for-sale securities...............   3,882,686
Federal funds sold and Securities
    purchased under agreements to resell......   2,568,530
Loans and lease financing
  receivables:
  Loans and leases, net of unearned
    income.......................... 35,019,608
  LESS:  Allowance for loan and
    lease losses....................    627,350
  LESS: Allocated transfer risk
    reserve.........................          0
  Loans and leases, net of unearned
    income, allowance, and reserve............  34,392,258
Assets held in trading accounts...............   2,521,451
Premises and fixed assets (including
  capitalized leases).........................     659,209
Other real estate owned.......................      11,992
Investments in unconsolidated subsid-
  iaries and associated companies.............     226,263
Customers' liability to this bank on
  acceptances outstanding.....................   1,187,449
Intangible assets.............................     781,684
Other assets..................................   1,736,574
                                               -----------
Total assets.................................. $56,153,587
                                               ===========


                                                   EXHIBIT 7
                                                 (Page 2 of 3)

                                            Dollar Amounts
LIABILITIES                                  in Thousands
-----------                                 --------------
Deposits:
  In domestic offices......................... $27,031,362
  Noninterest-bearing.............. 11,899,507
  Interest-bearing................. 15,131,855
  In foreign offices, Edge and
  Agreement subsidiaries, and IBFs............  13,794,449
  Noninterest-bearing..............    590,999
  Interest-bearing................. 13,203,450
Federal funds purchased and Securities
  sold under agreements to repurchase.........   2,338,881
Demand notes issued to the U.S.
  Treasury....................................     173,851
Trading liabilities...........................   1,695,216
Other borrowed money:
  With remaining maturity of one year or less.   1,905,330
  With remaining maturity of more than
    one year through three years..............           0
  With remaining maturity of more than
    three years...............................      25,664
Bank's liability on acceptances
  executed and outstanding....................    1,195,923
Subordinated notes and debentures.............    1,012,940
Other liabilities.............................    2,018,960
                                                -----------
Total liabilities.............................   51,192,576
                                                -----------


EQUITY CAPITAL
--------------

Common stock..................................    1,135,284
Surplus.......................................      731,319
Undivided profits and capital
  reserves....................................    3,093,726
Net unrealized holding gains (losses)
  on available-for-sale securities............       36,866
Cumulative foreign currency
  translation adjustments.....................      (36,184)
                                                -----------
Total equity capital..........................    4,961,011
                                                -----------
Total liabilities and equity capital..........  $56,153,587
                                                ===========


                                                      EXHIBIT 7
                                                    (Page 3 of 3)

  I, Robert E. Keilman, Senior Vice President and Comptroller of the above-named bank do hereby declare that this Report of Condition has been prepared in conformance with the instructions issued by the Board of Governors of the Federal Reserve System and is true to the best of my knowledge and belief.

                                               Robert E. Keilman


  We, the undersigned directors, attest to the correctness of this Report of Condition and declare that it has been examined by us and to the best of our knowledge and belief has been prepared in conformance with the instructions issued by the Board of Governors of the Federal Reserve System and is true and correct.

  Thomas A. Renyi  )
  Alan R. Griffith )              Directors
  J. Carter Bacot  )